Exhibit 10.10

@ 03 2 180 28ßß 03 2 160 2826 0 O ORIGIN A L Our Ref Date MIEL/IND/SPIl/TEMSB/A101/202 6 16 March 2026 TEM ELECTRONICS (M) SDN. BHD. No. A101, Jalan 2A, Kawasan Perusahaan MIEL Sungai Lalang, 08000 Sungai Petani, Kedah. (Attn : Ms Teh Chooi Phing) Dear Ms Teh Chooi Phing, PN B Commercial RENEWAL OF TENANCY LANDLORD TENANT DEMISED PREMISES : MIDF PROPERTY BERHAD TEM ELECTRONICS (M) SDN . BHD . FACTORY LOT NO . 84 , KAWASAN MIEL SUNGAI PETANI, PHASE II, BEARING POSTAL ADDRESS AS NO . A 101 , JALAN 2 A, KAWASAN PERUSAHAAN MIEL SUNGAI LALANG, 08000 SUNGAI PETANI, KEDAH DARUL AMAN We refer to the Tenancy Agreement between MIDF Property Berhad and TEM Electronics (M) Sdn . Bhd. dated 21 July 2023 ("Tenancy Agreement”), which will expire on 31 March 2026. 2. Pursuant to your request, we agree to renew the tenancy of the Demised Premises, subject to the revised terms set out below: lil. ii. i. Term The renewed tenancy shall be for a period of two (2) years, commencing on 1 April 2026 and expiring on 31 March 2028 ("Renewed Term"). Rental The gross monthly rental, exclusive of all forms of charges, costs, duties, levies and taxes (if any), shall be revised to RM24,900.00. Rental Deposit The Rental Deposit of RM68,898.00 shall be revised to RM74,700.00(equivalent to three (3) months' rentalj. lv. Compensation (Ta'widh) on Late Payment Without prejudice to the Landlord's other rights under the Tenancy Agreement, if the Tenant defaults in the payment of rent or any other monies covenanted to be paid, the Tenant shall pay to the Landlord compensation (ta'widh) on overdue payments at a rate calculated based on the prevailing daily overnight Islamic Interbank Money Market Rate on such overdue payments from the date of default until full payment .

Amount (RM) 74,700.00 Description Revised Rental Deposit Item (i) 68,898.00 Less Existing Rental Deposit (ii) 5,802.00 Additional Rental Deposit (iii) 1,995.00 Administration Fee (iv) 3,608.00 Estimated Ad Valorem Stamp Duty (v) 40.00 Personal Guarantee (vi) RM11,445.00 Total Amount Payable Our Ref • MIEL/’IND/SPII/TEMSB/A301/202 6 16 March 2026 RENEWAL Ofi TENANCY LANDLORD TEST oeiuiseo eREuiisEs MIDF PROPERTY BERHAD : TEM ELECTRONICS {M} SDN. BHD. : ra¢tonYLorno.ec,KAwxsau iccsuNcniPztnci,eHxsEii,ezaninsPosrccxoonEssxsno.nto1,Jniau zn, cnwnsnn PERusnrinnu IuicL sunaAi rnlaxs, o8ooo suN¢Ai eErnni, xcoAn oaAuc n iAn The Landlord reserves the right to allocate any monies paid by the Tenant towards the settlemgnt of ta'widh charges in priority over any other payment. Ta'widh is imposed/charged from the 1st day of the month if payment is received after the 7th day of the calendar month. 3. Renewed Term Subject to the Same Terms and Conditions, Save as Otherwise Stated . The tenancy for the Renewed Term shall be governed by and subject to the same terms, conditions, covenants, and stipulations set out in the Tenancy Agreement, except for those specifically modified or added herein . All accrued rights and interests under the Tenancy Agreement (including previous renewals, if applicable) shall remain in effect and shall not be waived by this renewal . 4. Acceptance & Stamp Duty Should the Tenant and Guarantor find the terms and conditions of this renewal acceptance, please sign below to signify your agreement and return all copies of this Letter duly accepted within fourteen (14) days from the date hereof to us . The Tenant shall bear the stamp duty of this Letter relating to the renewal of the tenancy . 5. Documents to Enclose & Payment When returning the accepted copies of this Letter, please enclose the latest Form 44 (Section 46 (3), Companies Act 2016 ) and Form 49 (Section 58 , Companies Act 2016 ), duly certified, together with a cheque of RM 11 , 445 . 00 payable to MIDF PROPERTY BERHAD, being payment for the following : 6. Definitions All terms used herein shall have the meanings ascribed to them in the Tenancy Agreement unless otherwise specifically defined herein. 2

Qur Ref Date DLORD TEnnuT DEMISED PREMT EM MiEt/IND/$P›l/rEMSB/«t0y2026 : Z6 MaKh 2026 MCDI PROPERTY BERHAD TEM ELgWONlCS fM) SDN. BHD. rA¢ToRyL0TNo.es,KnwnsAfgMiEbsuncn \ PErAni,PHAsEii,BcARiNaPos¥cLcoDRcssAsNo.A1o1,JnInN KAWASAN PERUSAHAAN MIEL LUNGS LALANG, 08000 WNGAI PWANI, K£0AH DARUL AMP 7. Contact Should you have any queries, please do not hesitate to contact En. Yusman Muhd Yusof at 03 - 2180 2860. Thank you. Yours faithfully, For and on behalf of, MIDF PROPERTY BERHAD MOHD. AZMAN MOHAMED SHARIFF Chief Operating Officer PNB COMMERCIAL SDN. BERHAD We, TEM Electronics (M) Sdñ. Bhd., Registration No. 199501036258 (365460 - Tj, hereby agree to and accept the terms and conditions set out above for the renewal of the tenancy. (Authorised Signatory of Tenant) Name: 7Ef/ foul P 'fd Designation: yg ct rzny oil»A (NRIC No.: ), hereby warrant that I am the authorised signatory of the Tenant to execute and accept this 1etter. Witnessed by: Name: fJ § NRIC No.: at #gtyj _ - op

Our Ref Dae • MIEL/lND/SPll/TEMSB/At01/2026 • 26 March 2026 RENcWAt Or TEfgaNCY LANDLORD zzuaxr DEMTSgD PREMISES MIDF PROPERTY' BERHAD : uu¥uczaoxicstujson. auo. : FACTORY LOT NO. g4, KAWASAN MUL SUNGA PETANI, PHASE TI,BEARING POSTAL ADDRESS AS NO. At01,JAtAN Z^. KAwAsaN eERusñ+UAN MiEL suNaAi LNG. oaooo sunGAl PzrANi, KEDAH oAguL AMAN I, Teh Chooi Phing (NRIC No . 730601 - 02 - S 866 ), hereby agree to the terms and conditions set out above and agree to act as gua'rantor in accordance with and be bound by the same terms and conditions of the Guarantee between the Landlord and the above Guarantor dated 21 July 2023 subject to the necessary changes in view of the terms and conditions of renewal of tenancy set out above . NRIC No.: Date: REQUIRED DOCUMENTS CHECKLIST FOR RENEWAL OF TENANCY Remark Description No. Latest SSM Corporate Information 1. Form 44 2. Form 49 3. Section 58 (Notification of Change in the Register of Directors) 4. 4

.._.. ..' KERAJAAN MALAYSIA IBU PEJABAT LEMBAGA HASIL DALAM NEGERI MALAYSIA łvìENARA HASIL PERSIARAN RIMBA PERMAI CYBER 8, 63000 CYBERJAYA SELANGOR DARUL EHSAN DS SP (Pin 1/2017 I M A L A Y S 1 A SIJIL SETEM STAMP CERTIFICATE (Sha lekalkan sijil setem ini ke atas surat cara sebagai bukfi penyeteman ) s stamp certiûc a he dence ot sł amp ng FPX TRANSACT I ONS L0 1 J 10F4 BBXF02 3 PERJAN J IAN SEWA SURAT CARA UTAMA 14 / 04 / 2026 Ca ra B a ya ra n Pa ymen/ I . fe/hod No . Adjudika si A djudic anon filo Jenis Surat Cara Type O/ rumen/ Tarikh Surat Cara Da e Of rument Balasan cons de aron RM 0.00 Mak lum at Pih ak Pertama / Penjual / Pem beri f rs/ Party / Vendor / Transferor / Assignor MIDF PROPERTY BERHAD, (5674 - K, 162401000370) Mak lum at Pih ak Kedua / Pem b eli / Pen erima Second Pany / Purchaser / Trøns/eree / A ss/gnee TEM ELECTRON ICS (M) SDK. BHD., (365460 - T, 199501036258) B utiran Hart a I Sur at cara Prope rty / instrument Description FACTORY LOT NO. 84 (A101 ), JALAN 2A KAWASAN MIEL SUNGA1 PETANI, PHASE II KAWASAN PSERUSAHAAI MIEL SUNGAI LALAN G, SUNGAI PETANI. 08000, KEDAH Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah